PayPal Funds

PayPal Money Market Fund

Supplement, dated August 7, 2009
to the
Prospectus
dated April 30, 2009

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus.  Capitalized terms not defined in this Supplement have the meaning assigned to them in the Prospectus.

The following information supplements the information in the “Fund Fees and Expenses” section of the Prospectus beginning on page 6:

Effective August 4, 2009, the Adviser has voluntarily further reduced its management fee to limit the Fund's annual operating expenses to less than the 0.35% voluntary expense limitation discussed in the Prospectus in an effort to improve the investment yield and total return of the Fund.  The Adviser expects this to be a temporary reduction, which may be discontinued or changed at any time without prior notice to shareholders.  Shareholders and prospective shareholders should refer to the prospectus for more information about the Fund, including a complete discussion of fees, expenses, performance and risks.